UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2006


                             NetScout Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0000-26251                                    04-2837575
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       (Commission File Number)                (IRS Employer Identification No.)


 310 Littleton Road, Westford, Massachusetts                01886
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   (Address of Principal Executive Offices)               (Zip Code)


                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

         On July 26, 2006, NetScout Systems, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended June 30, 2006, its expectations of future performance and its intention to hold a conference call regarding these topics. The Company's press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

         On July 26, 2006, the Company announced that its Board of Directors expanded the Company's existing open market stock repurchase program to enable the Company to purchase up to an additional three million shares of the Company's outstanding common stock, bringing the total number of shares available for repurchase to 3.85 million shares.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

        The Company hereby furnishes the following exhibit:

        99.1     Press release dated July 26, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 NETSCOUT SYSTEMS, INC.

                                 By: /s/ David P. Sommers
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                                     David P. Sommers
                                     Chief Financial Officer and
                                     Senior Vice President, General Operations


         Date: July 26, 2006

                                  EXHIBIT INDEX

Exhibit  Number               Description
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99.1                          Press release dated July 26, 2006.